Exhibit 10.1

Casdin Capital, LLC 1350 6th Avenue, Suite 2600 New York, NY 10019	Viking Global Investors LP 55 Railroad Avenue Greenwich, CT 06830

March 25, 2022

Fluidigm Corporation

2 Towers Place, Suite 2000

South San Francisco, CA 94080

Attention: Nicholas S. Khadder

Email: nick.khadder@fluidigm.com

Dear Nick:

Reference is made to (1) the Series B-1 Convertible Preferred Stock Purchase Agreement (the “Casdin Purchase Agreement”), dated as of January 23, 2022, by and between Fluidigm Corporation (the “Company”), Casdin Private Growth Equity Fund II, L.P. (“Casdin PGEF II”) and Casdin Partners Master Fund, L.P. (together with Casdin PGEF II, the “Casdin Purchaser”) and (2) the Series B-2 Convertible Preferred Stock Purchase Agreement (the “Viking Purchase Agreement”), dated as of January 23, 2022, by and between the Company, Viking Global Opportunities Illiquid Investments Sub-Master LP (“VGO Illiquid Investments”) and Viking Global Opportunities Drawdown (Aggregator) LP (together with VGO Illiquid Investments, the “Viking Purchaser”). Unless the context otherwise requires, capitalized terms used but not otherwise defined in this letter agreement shall have the respective meanings ascribed to such terms in the Casdin Purchase Agreement.

Notwithstanding anything to the contrary set forth in the Casdin Purchase Agreement or the Viking Purchase Agreement, the parties hereto hereby agree as follows:

1.

If there are insufficient votes to obtain the Requisite Stockholder Approval as of immediately prior to the closing of the polls at the Company Stockholder Meeting on March 25, 2022, then the Company shall adjourn the Company Stockholder Meeting until 9 a.m., San Francisco time, on April 1, 2022.

2.

If the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting, as so adjourned as provided above, then (a) there shall be no further adjournments of the Company Stockholder Meeting and (b) on April 1, 2022, immediately following the closing of the polls at the Company Stockholder Meeting, (i) the Company and the Casdin Purchaser shall terminate the Casdin Purchase Agreement pursuant to Section 8.1(d) thereof and (ii) the Company and the Viking Purchaser shall terminate the Viking Purchase Agreement pursuant to Section 8.1(d) thereof.

Except as specifically provided herein, this letter agreement shall not constitute an amendment, modification or waiver of any provision of the Casdin Purchase Agreement (including Section 8.3(b) thereof) or the Viking Purchase Agreement (including Section 8.3(b) thereof), each of which shall continue and remain in full force and effect in accordance with its terms. Article IX of the Casdin Purchase Agreement is incorporated by reference into this letter agreement, mutatis mutandis.

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If you are in agreement with the foregoing, please indicate by signing and returning one copy of this letter agreement, which will constitute our agreement with respect to the matters set forth herein.

Very truly yours,

CASDIN PRIVATE GROWTH EQUITY FUND II, L.P. By: Casdin Private Growth Equity Fund II GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Name: Kevin O’Brien
Title: General Counsel

CASDIN PARTNERS MASTER FUND, L.P. By: Casdin Partners GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Name: Kevin O’Brien
Title: General Counsel

VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP By: Viking Global Opportunities Portfolio GP, LLC, its General Partner

By:	/s/ Katerina Novak
Name: Katerina Novak
Title: Authorized Signatory

VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP By: Viking Global Opportunities Drawdown Portfolio GP LLC, its General Partner

By:	/s/ Katerina Novak
Name: Katerina Novak
Title: Authorized Signatory

Accepted, confirmed and agreed to as of the date first written above:

FLUIDIGM CORPORATION

By:	/s/ Nicholas S. Khadder
Name: Nicholas S. Khadder
Title: Senior Vice President, General Counsel, and Secretary

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